                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT


    We consent to the use in this Registration Statement of Navigant International, Inc. on Form S-1 of our report dated May 22, 1997 on the financial statements of Associated Travel Services, Inc., appearing in the Prospectus, which is a part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/Deloitte & Touche LLP


Costa Mesa, California
April 30, 1998